                       SECURTIES AND EXCHANGE COMMISSON


                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report:  March 14, 2000


                 Volkswagen Credit Auto Receivables Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS

         Delaware                    33-80055               38-2748796
         --------                    --------               ----------

   (State of Incorporation)   (Commission File Number)  (IRS Employer Id. No.)


                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-4938

                                     N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended March 14, 2000, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation      Description                  Method of Filing
     -----------      -----------                  ----------------

     Exhibit 20    Report for the month            Filed with this report.
                   March 14, 2000 provided to
                   Citibank, N.A., as trustee
                   under the Volkswagen
                   Credit Auto Master Trust,
                   Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  Volkswagen Credit Auto Master Trust



                                  By:  Volkswagen Credit Auto
                                       Receivables Corporation


                                  By:  /s/ Timothy J. Flaherty
                                       ____________________________
                                           Timothy J. Flaherty